================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant   /X/
Filed by a Party other than the Registrant   / /
Check the appropriate box:
/ /     Preliminary Proxy Statement
/ /     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
/X/     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                        REGENERX BIOPHARMACEUTICALS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

        -----------------------------------------------------------------
        (Name of Person Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required.
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.
         (1)      Title of each class of securities to which the transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3)      Per unit price or other  underlying value of transaction
                     computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of the transaction:
                  Total proposed maximum aggregate value of the transaction:
         (5)      Total fee paid:

/ /      Fee paid previously with preliminary materials.
/ /      Check box if any part of the fee is offset as provided by Exchange Act
           Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:
         (2)      Form Schedule or Registration No.:
         (3)      Filing Party:
         (4)      Date Filed:

================================================================================

                                                   3 Bethesda Metro Center
                                                   Suite 700
                                                   Bethesda, MD  20814

                                                   Phone:   (301) 961-1992
                                                   Fax:     (301) 961-1991
                                                   E-mail:  jjfnk@RegeneRx.com

                                              May 9, 2003

Dear Fellow Stockholder:

         You are cordially invited to attend the 2003 Annual Meeting (the "Meeting") of Stockholders of RegeneRx Biopharmaceuticals, Inc. (the "Company"), to be held at 10:00 a.m., Eastern time, on Wednesday, June 18, 2003, at 2550 M Street, NW, Washington, DC.

         An important aspect of the Meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon: (i) the election of five (5) directors of the Company and (ii) the ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors.

         The Board of Directors has determined that the matters to be considered at the Meeting are in the best interests of the Company and its stockholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOUR VOTE "FOR" THE NOMINEES AS DIRECTORS SPECIFIED UNDER PROPOSAL 1 AND "FOR" THE RATIFICATION OF THE INDEPENDENT ACCOUNTANTS SPECIFIED UNDER PROPOSAL 2.

         I encourage you to attend the Meeting in person. Whether or not you plan to attend, PLEASE VOTE YOUR SHARES AND SIGN AND RETURN THE ENCLOSED PROXY STATEMENT AS PROMPTLY AS POSSIBLE. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

         Your Board of Directors and management are committed to the success of the Company and the enhancement of the value of your investment. I want to express my appreciation for your confidence and support.


                                           Very truly yours,


                                       By: /s/ Allan L. Goldstein
                                           ------------------------
                                           Allan L. Goldstein
                                           Chairman of the Board

                        REGENERX BIOPHARMACEUTICALS, INC.
                       3 Bethesda Metro Center, Suite 700
                            Bethesda, Maryland 20814
                                 (301) 961-1992

                        NOTICE OF MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 18, 2003


NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting (the "Meeting") of Stockholders of RegeneRx Biopharmaceuticals, Inc. (the
"Company") will be held as follows:

        TIME....................   10:00 a.m. local time

        DATE....................   Wednesday, June 18, 2003

        PLACE...................   2550 M Street, NW, Washington, DC

        ITEMS OF BUSINESS.......   (1) To elect five directors, each for a
                                       term expiring at next year's Annual
                                       Meeting of stockholders.

                                   (2) To ratify the Board of Directors'
                                       appointment of Reznick Fedder &
                                       Silverman, P.C. as the Company's
                                       independent auditors for the fiscal year ending December 31, 2003.

                                   (3) To transact any other business that may
                                       properly come before the Meeting and any adjournment or postponement of the Meeting.

        RECORD  DATE.............   Holders of record of the Company's common
                                    stock at the close of business on April 29, 2003 will be entitled to attend and vote at the Meeting or any adjournment thereof. In the event that there are not sufficient votes for a quorum, or to approve or ratify any of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A complete list of the stockholders entitled to vote at the Meeting will be available at the executive offices of the Company.

        ANNUAL REPORT...........    The Company's Annual Report on Form 10-KSB
                                    for the year ended December 31, 2002 is
                                    enclosed.

        PROXY VOTING............    It is important that your shares be
                                    represented and voted at the Meeting. You can vote your shares by returning the enclosed proxy card in the enclosed envelope. If your shares are held in "street name" with a bank, broker or some other third party, you also may be able to submit your proxy vote by telephone or via the internet. Check your proxy card to see if voting by telephone and/or the internet is available to you. REGARDLESS OF THE NUMBER
                                    OF SHARES YOU OWN, YOUR VOTE IS VERY
                                    IMPORTANT. PLEASE ACT TODAY.



                                            BY ORDER OF THE BOARD OF DIRECTORS


                                        By: /s/ Allan. L. Goldstein
                                            -------------------------
                                            ALLAN L. GOLDSTEIN
                                            Chairman of the Board

Bethesda, Maryland
May 9, 2003

                        REGENERX BIOPHARMACEUTICALS, INC.
                       3 Bethesda Metro Center, Suite 700
                            Bethesda, Maryland 20814
                                 (301) 961-1992


                         -------------------------------
                                 PROXY STATEMENT
                         -------------------------------


                             MEETING OF STOCKHOLDERS
                                  JUNE 18, 2003

                                TABLE OF CONTENTS

                                                                          PAGE

SOLICITATION AND VOTING PROXIES............................................ 1

INFORMATION ABOUT THE MEETING AND VOTING SECURITIES........................ 3

STOCK OWNERSHIP............................................................ 6

PROPOSAL 1 - ELECTION OF DIRECTORS......................................... 8

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS...................... 16

ADDITIONAL INFORMATION.................................................... 17

                        REGENERX BIOPHARMACEUTICALS, INC.
                       3 Bethesda Metro Center, Suite 700
                            Bethesda, Maryland 20814
                                 (301) 961-1992

                          ------------------------------

                                 PROXY STATEMENT

                          ------------------------------


SOLICITATION AND VOTING PROXIES

         The Board of Directors of RegeneRx Biopharmaceuticals, Inc. (the "Company") is using this proxy statement to solicit proxies from the holders of the Company's common stock for use at the Company's 2003 Annual Meeting of Stockholders (the "Meeting"). The Meeting will be held on June 18, 2003 at 10:00 a.m., Eastern time, at 2550 M Street, NW, Washington, DC. This proxy statement and the accompanying materials are being mailed to stockholders on or about May 9, 2003.

         At the Meeting, stockholders will be asked to vote on two proposals:
(1) the election of five directors of the Company, each to serve for a term expiring at next year's Annual Meeting of stockholders and (2) the ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2003. These proposals are described in more detail below. Stockholders also will consider any other matters that may properly come before the Meeting. Other than matters set forth on the attached Notice of 2003 Annual Meeting of Stockholders, the Board knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holders' discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Meeting and at any adjournment thereof, including whether or not to adjoin the Meeting.

         Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or present in person at the Meeting. Stockholders are required to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. By submitting your proxy, you authorize the Company's Board of Directors (the "Board") to represent you and vote your shares at the Meeting in accordance with your instructions. The Board also may vote your shares to adjourn the Meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the Meeting. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED IN THIS PROXY STATEMENT AND FOR RATIFICATION OF REZNICK FEDDER & SILVERMAN, P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

         You may revoke your proxy at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivery to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holders to vote personally at the Meeting.

         The Company will pay the costs of soliciting proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation. The cost of solicitation on behalf of the management will be borne by the Company. Proxies may be solicited personally or by telephone by directors, officers, and other employees of the Company, without additional compensation therefore. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

         The Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, filed by the Company with the Securities and Exchange Commission, is enclosed. The Form 10-KSB does not constitute a part of the proxy solicitation materials and the Form 10-KSB is not incorporated into this proxy statement by reference.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE PROMPTLY.

               INFORMATION ABOUT THE MEETING AND VOTING SECURITIES

WHAT IS THE PURPOSE OF THE MEETING?

         At the Meeting, stockholders will be asked to vote on the following proposals:

         Proposal 1. Election of five directors of the Company, each for a term expiring at next year's Meeting of stockholders; and

         Proposal 2. Ratification of the appointment of Reznick Fedder &
                     Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2003.

Stockholders also will act on any other business that may properly come before the Meeting. Members of our management team will be present at the Meeting to respond to your questions.

WHO IS ENTITLED TO VOTE?

         The record date for the meeting is April 29, 2003. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Meeting. The only class of stock entitled to be voted at the Meeting is the Company's common stock. Each outstanding share of common stock is entitled to one vote for all matters before the Meeting. There is no cumulative voting. The close of business on April 29, 2003 has been fixed by the Board of Directors as the record date (the "Record Date") for determination of stockholders entitled to vote at the Meeting and at any adjournment thereof. The total number of shares of common stock ("Common Stock") outstanding on the Record Date was 26,965,479 as reported by the Company's transfer agent.

WHAT IF MY SHARES ARE HELD IN "STREET NAME" BY A BROKER?

         If your shares are held in "street name" by a broker, your broker is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote your shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. Proposal 1 and Proposal 2 are both "discretionary items."

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

         A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.

WHAT IF A QUORUM IS NOT PRESENT AT THE MEETING?

         If a quorum is not present or there are not sufficient votes to approve or ratify any proposal at the time of the Meeting, the stockholders who are represented may adjourn the Meeting until a quorum is present. The time and place of the adjourned Meeting will be announced at the time the adjournment is taken. An adjournment will have no effect on the business that may be conducted at the Meeting.

HOW DO I VOTE?

         1. YOU MAY VOTE BY PROXY. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. If your shares are held in "street name" with a bank, broker or some other third party, you also may be able to submit your proxy vote by telephone or via the internet. Check your proxy card to see if voting by telephone and/or the internet is available to you.

         2. YOU MAY VOTE IN PERSON AT THE MEETING. If you plan to attend the Meeting and wish to vote in person, we will give you a ballot at the Meeting. Note, however, that if your shares are held in "street name" with a bank, broker or some other third party, you will need to obtain a proxy from the record holder of your shares indicating that you were the beneficial owner of those shares on April 29, 2003, the record date for voting at the Meeting. You are encouraged to vote by proxy prior to the Meeting even if you plan to attend the Meeting.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

         Yes, you may revoke your proxy and change your vote at any time before the polls close at the Meeting by:

         o submitting another proxy with a later date;
         o giving written notice of the revocation of your proxy to the Company's Secretary prior to the Meeting; or
         o voting in person at the Meeting. Your proxy will not be automatically revoked by your mere attendance at the Meeting; you must actually vote at the Meeting to revoke a prior proxy.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS?

        Your Board recommends that you vote:

         o FOR election of the five nominees named in this proxy statement to the Board of Directors; and
         o FOR ratification of the Board of Directors' appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2003.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

         As for the election of Directors set forth in Proposal 1, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD" authority to vote for one or more of the nominees being proposed. Under Delaware law and the Company's bylaws, the elections of a director requires a plurality of the votes cast, without regard to either (i) broker non-votes, or (iii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld. Plurality of the votes means the five nominees receiving the highest number of "FOR" votes will be elected as directors.

         As to the approval of the ratification of the appointment of Reznick Fedder and Silverman, P.C. as the Independent Accountants of the Company set forth in Proposal 2 and all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the proposal, (ii) vote "AGAINST" the proposal, or (iii) "ABSTAIN" from voting on such proposal. Under Delaware law and the Company's bylaws, the affirmative vote of a majority of the votes cast at the Meeting, in person or by proxy, is required to constitute stockholder approval and ratification of Proposal 2. Accordingly, shares as to which the "ABSTAIN" box has been selected on the proxy card for such proposals will not be counted as votes cast for purposes of Delaware law and the Company's bylaws. Shares underlying broker non-votes will not be counted as present and entitled to vote or as votes cast and will have no effect on such proposals.

         If you are a stockholder of record and you submit an executed proxy but do not indicate any voting instructions, your shares will be voted:

         o FOR election of the five nominees named in this proxy statement to the Board of Directors;
         o FOR ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2003.

         If your shares are held in "street name" with a broker, your broker may vote your shares in its discretion with respect to "discretionary" items. In the case of "non-discretionary" items, your shares will not be voted. The election of directors and the ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors are "discretionary items."

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE MEETING?

         The Board of Directors knows of no other business that will be presented at the Meeting. If, however, any other proposal properly comes before the stockholders for a vote at the Meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.

WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR ELECTION?

         If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee unless you have withheld authority to vote for the nominee replaced.

                                 STOCK OWNERSHIP

STOCK OWNERSHIP OF SIGNIFICANT STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

         The following table shows, as of April 29, 2003, the beneficial ownership of the Company's common stock by:

         o any persons or entities known by management to beneficially own more than five percent of the outstanding shares of Company common stock as of the Record Date;
         o  each director of the Company; and
         o all of the executive officers and directors of the Company as a group.

         The persons named in the following table have sole voting and dispositive powers for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to the table.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock subject to outstanding options, warrants or other rights to acquire held by a person that are currently exercisable or exercisable within 60 days after April 29, 2003 are included in the number of shares beneficially owned by the person and deemed outstanding shares for purposes of calculating the person's percentage ownership. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person. As of April 29, 2003, there were 26,965,479 shares of Company common stock outstanding.


                                                                                           Percent of
                                                                    Beneficial           Common Stock
                      Name of Beneficial Owner                      Ownership             Outstanding
-----------------------------------------------------------   -----------------------  ------------------

J. J. Finkelstein
Director, President and Chief Executive Officer                      1,879,888(1)            6.97
Allan L. Goldstein
Chairman and Chief Scientific Officer                                2,273,879(2)            8.43
Albert Rosenfeld, Director, Secretary and Treasurer                    120,100(3)            0.44
Richard J. Hindin, Director                                          1,985,000(4)            7.36
Joseph C. McNay, Director                                            1,312,532(5)            4.87
Sidney J. Silver                                                     1,875,000(6)            6.95
Defiante Farmaceutica Unipessoal, L.d.a.                             4,255,319(7)           15.78
All executive officers and directors as a group (5 persons)          7,571,399(8)           28.08

------------------
(1) As reported by Mr. Finkelstein on a Form 4 filed with the SEC on February 11, 2003. The address for Mr. Finkelstein is c/o RegeneRx Biopharmaceuticals, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814. Does not include 316,250 options to purchase Common Stock to be issued to Mr. Finkelstein under the Amended and Restated Option Plan which are currently unexercisable.

(2) As reported by Dr. Goldstein on a Form 4 filed with the SEC on February 11, 2003. Consists of (i) 2,070,423 shares owned directly by Dr. Goldstein over which he has sole voting and dispositive powers; and (ii) 93,206 shares held by Dr. Goldstein's wife with respect to which Dr. Goldstein shares voting and dispositive powers. The address for Dr. Goldstein is c/o RegeneRx Biopharmaceuticals, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814. Does not include 189,750 options to purchase Common Stock to be issued to Dr. Goldstein under the Amended and Restated Option Plan which are currently unexercisable.

(3) As reported by Mr. Rosenfeld on a Form 4 filed May 1, 2003 with the SEC. Consists of (i) 10,100 shares owned directly by Mr. Rosenfeld over which he has sole voting and dispositive powers; and (ii) 110,000 shares which Mr. Rosenfeld has the right to acquire through the exercise of stock options that are currently exercisable. The address for Mr. Rosenfeld is c/o RegeneRx Biopharmaceuticals, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814.

(4) As reported by Mr. Hindin on a Form 4 filed with the SEC on May 1, 2003. Consists of (i) 1,885,000 shares owned directly by Mr. Hindin over which he has sole voting and dispositive powers; and (ii) 100,000 which Mr. Hindin has the right to acquire through the exercise of stock options that are currently exercisable. The address for Mr. Hindin is 407 Chain Bridge Road, McLean, Virginia 22101.

(5) As reported by Mr. McNay on a Form 4 filed with the SEC on May 1, 2003. Consists of (i) 1,037,532 shares owned directly by Mr. McNay over which he has sole voting and dispositive powers; (ii) 110,000 shares which Mr. McNay has the right to acquire through the exercise of stock options that are currently exercisable; and (iii) 165,000 shares which Mr. McNay has the right to acquire pursuant to the exercise of Class D warrants. The address for Mr. McNay is c/o RegeneRx Biopharmaceuticals, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814.

(6) As reported by Mr. Silver on a Schedule 13D filed with the SEC on November 7, 2000. The address for Mr. Silver is c/o Silver, Freedman & Taff, L.L.P., 1100 New York Avenue, N.W., Washington, D.C. 20005.

(7) As reported by Defiante Farmaceutica Unipessoal on a Form 3 filed with the SEC on March 12, 2002. The address for Defiante Farmaceutica Unipessoal, L.d.a. is Rua dos Ferreiros, 260, Funchal-Madeira (Portugal) 9000-082.

(8)  Includes the shares noted in the footnotes above.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock, to report to the SEC their initial ownership of the Company's common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and the Company is required to disclose any late filings or failures to file.

         To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company or written representations that no reports were required during the fiscal year ended December 31, 2002, the Company believes that during the past fiscal year it complied with all filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners, with the exception of Messrs. Hindin, Finkelstein, Rosenfeld and McNay who inadvertently did not report transactions on a timely basis, but which transactions were subsequently reported.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The Company's Board of Directors consists of five directors. The Company's bylaws allow for not less than three and not more than seven Directors. Directors are elected annually to serve one-year terms.

         Accordingly, the five individuals listed below each have been nominated for election as a director at the Meeting, to hold office until the next Meeting of stockholders and until his successor is elected and qualified. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee, unless you have withheld authority to vote for the nominee replaced.

         The affirmative vote of a plurality of the votes cast at the Meeting by the holders of shares present in person or by proxy at the Meeting is required to elect the nominees named below as directors.

         YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

         The following table sets forth, with respect to each director and executive officer, his name and age, the year in which he first became a director of the Company, and his principal occupation and business experience during the past five years.


--------------------------------------------------------------------------------
              NAME,                                 PRINCIPAL OCCUPATION
  YEAR FIRST BECAME DIRECTOR OF        AGE                  AND
             COMPANY                                BUSINESS EXPERIENCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
J.J. Finkelstein, 2002                 51        Mr. Finkelstein is the
                                                 Company's President and CEO and
                                                 a member of the Board of
                                                 Directors. Mr. Finkelstein has
                                                 been a chief executive officer
                                                 and consultant in the
                                                 bioscience industry for the
                                                 past twenty years, having
                                                 served as Chief Executive
                                                 Officer of three biomedical
                                                 companies since 1982, including
                                                 as CEO of the Company from 1984
                                                 to 1989 and as Vice-Chairman
                                                 from 1989 to 1991.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              NAME,                                 PRINCIPAL OCCUPATION
  YEAR FIRST BECAME DIRECTOR OF        AGE                  AND
             COMPANY                                BUSINESS EXPERIENCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Allan L. Goldstein, 1982               65        Chairman of the Board of the
                                                 Company since 1982; Chief
                                                 Executive Officer of the
                                                 Company from 1982 to 1986, and
                                                 1999 to 2002; Chief Scientific
                                                 Advisor of the Company from
                                                 1982 to present; Professor and
                                                 Chairman of Department of
                                                 Biochemistry and Molecular
                                                 Biology at The George
                                                 Washington University School of
                                                 Medicine and Health Sciences
                                                 from 1978 to present.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Albert Rosenfeld, 1982                 82        Secretary - Treasurer of the
                                                 Company from 1999 to present;
                                                 Consultant on Future Programs
                                                 for March of Dimes Birth Defect
                                                 Foundation from 1973 to
                                                 present; Adjunct Assistant
                                                 Professor, Department of Human
                                                 Biological Chemistry and
                                                 Genetics at University of Texas
                                                 Medical Branch, from 1974 to
                                                 1998; author and lecturer on
                                                 scientific matters.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard J. Hindin, 2002                60        Mr. Hindin is Chairman of the
                                                 Board of Chicken Out Rotisserie
                                                 Inc., founded in 1991, which
                                                 operates 29 restaurants in four
                                                 states and the District of
                                                 Columbia, with annual sales in
                                                 excess of $35 million. In 1967,
                                                 he co-founded Britches of
                                                 Georgetown, Inc., (Britches) a
                                                 clothing retailer specializing
                                                 in the sale of upscale men's
                                                 and women's apparel and
                                                 accessories. Mr. Hindin also
                                                 serves as Chairman of the Board
                                                 of The Institute of Advanced
                                                 Studies in Immunology and
                                                 Geriatric Medicine, a
                                                 non-profit 501(c)(3)
                                                 corporation that specializes in
                                                 disseminating medical
                                                 information to the public as
                                                 well as providing the
                                                 pharmaceutical industry with an
                                                 independent source for testing
                                                 vaccines and drugs for the
                                                 elderly.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joseph C. McNay, 1987                  68        Managing Principal, Chairman
                                                 and Chief Investment Officer of
                                                 Essex Investment Management
                                                 Company, LLC, a registered
                                                 investment advisor, from 1976
                                                 to present; Director of
                                                 Softech, Inc. and MPSI System,
                                                 Inc.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

         The Company's Board of Directors met four times in fiscal 2002. During 2002, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings (except for Mr. McNay, who attended two of the meetings) and the total number of meetings held by the committees of the Board of Directors on which he served. The Board of Directors of the Company has standing Audit, Compensation and Stock Option committees.

         The Audit Committee seeks to ensure that appropriate audits of the Company are conducted, as well as the adequacy of the internal accounting controls and the integrity of financial reporting. The members of the Audit Committee are Directors McNay and Rosenfeld. The Audit Committee met once during fiscal 2002. For additional information regarding the audit committee, see "Audit Committee Matters" below.

         The Compensation Committee is responsible for the determination of compensation paid to executive officers. The members of the Compensation Committee are Directors McNay and Rosenfeld. The Compensation Committee met once in fiscal 2002.

         The Stock Option Committee is responsible for administering the Company's stock option plans and in this capacity approves stock option grants. Each director is a member of the Stock Option Committee. The Stock Option Committee met once in fiscal 2002.

         The entire Board of Directors of the Company acts as the Nominating Committee for selecting nominees for election to the Board. The Nominating Committee generally meets once per year to make nominations. While the Nominating Committee will consider nominees recommended by stockholders, the Nominating Committee has not actively solicited such nominations. Pursuant to the Company's bylaws, nominations for election as directors by stockholders at an Meeting must be made in writing and delivered to the Company's Secretary not less than fourteen days nor more than fifty days prior to the date of the meeting. If, however, notice of the meeting is given to stockholders less than twenty-one days prior to the meeting, the nominations must be received by the close of business on the seventh day following the day on which notice of the meeting was mailed to stockholders.

AUDIT COMMITTEE MATTERS

         Audit Committee Report. The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the year ended December 31, 2002:

         o The Audit Committee has reviewed and discussed with the Company's management the Company's 2002 audited financial statements;

         o The Audit Committee has discussed with the Company's independent auditors (Reznick Fedder & Silverman, P.C.) the matters required to be discussed by Statement on Auditing Standards No. 61;

         o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company) and has discussed with the auditors their independence from the Company; and

          o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2002 audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended
            December 31, 2002.

         Submitted by the Audit Committee of the Company's Board of Directors:

                                  Joseph C. McNay
                                  Albert Rosenfeld

         Independence and Other Matters. Under the definition of independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market, Mr. McNay is "independent." Because he is an officer of the Company, Mr. Rosenfeld is not "independent" under this definition. The Company's Board of Directors has not adopted a written charter for the audit committee.

DIRECTORS' COMPENSATION

         At December 31, 2002, Directors McNay and Rosenfeld were owed director fees earned prior to 1999 and totaling $9,082. It is uncertain when these amounts will be paid and whether these amounts will be paid with interest. During 2001, Directors McNay and Rosenfeld were granted stock options to acquire 100,000 shares of common stock each at an exercise price of $0.28, which equals the market price at the date of grant. During 2002, Director Rick Hindin was granted stock options to acquire 100,000 shares of common stock at an exercise price of $0.46, which equals the average market price of the Company's common stock for the preceding twenty days at the close of business at the date of grant.

EXECUTIVE COMPENSATION

         The following table summarizes for the years indicated the compensation paid by the Company to the Company's Chief Executive Officer during 2002 and all executive officers of the Company that earned a salary and bonus for 2002 in excess of $100,000.



                                                                                         LONG TERM
                                                                                      COMPENSATION AWARDS
                                                    ANNUAL COMPENSATION                       (4)
                                         ----------------------------------------    --------------------
                                                                        Other        Restricted
                                                                        Annual          Stock                  All Other
     Name and Principal       Fiscal                                 Compensation       Award      Options      Compen-
     Position                  Year       Salary        Bonus           ($)(3)           ($)         (#)         sation
     ------------------       ------     --------       -----        ------------     ----------   -------     ---------

     J.J. Finkelstein,         2002      $175,000         -- (2)         --              --          --               --
     President and Chief       2001            --         --             --              --          --         $107,670
     Executive Officer(1)      2000            --         --             --              --          --         $ 75,000


     Allan L. Goldstein,       2002      $110,000         -- (2)         --              --          --         $ 37,674(5)
     Chairman and Chief        2001      $ 55,000         --             --              --          --         $  5,000
     Scientific Advisor        2000            --         --             --              --          --         $ 26,875

-----------------
(1) On March 19, 2002, J.J. Finkelstein was appointed as the Company's President and Chief Executive Officer, replacing Dr. Goldstein who will remain as Chairman and Chief Scientific Advisor of the Company.

(2) Dr. Goldstein and J.J Finkelstein were awarded a $20,000 bonus for work performed in 2002. The amounts were accrued as of 12/31/02 and paid in 2003.

(3) Dr. Goldstein and Mr. Finkelstein did not receive any (a) personal benefits or perquisites which exceeded the lesser of $50,000 or 10% of his salary and bonus; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturation; (d) amounts reimbursed for payment of taxes; or (e) preferential discounts on stock.

(4) The Company had no long term incentive plans in existence and made no payouts or awards under such plans.

(5) In 2002 the board of directors voted to forgive the debt owed by Allan Goldstein to the Company in return for services performed.

         The following table provides information as to the value realized and unrealized by Dr. Goldstein and Mr. Finkelstein related to stock options during 2002. No stock options were exercised by Dr. Goldstein and Mr. Finkelstein during 2002.

--------------------------------------------------------------------------------------------------------------------
                                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                             AND FY-END OPTION VALUES
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED                IN-THE-MONEY
                                                          OPTIONS AT FY-END               OPTIONS AT FY-END
                                                                 (#)                             ($)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                          SHARES         VALUE
                         ACQUIRED       REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
         NAME           ON EXERCISE (#)    ($)          (#)             (#)             ($)             ($)*
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

    Allan L. Goldstein      --              --           --           300,000           --            51,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

    J.J. Finkelstein        --              --           --           500,000           --            93,670
--------------------------------------------------------------------------------------------------------------------

* Based on a closing stock price on December 31, 2002 of $0.50 and an exercise price of $0.33.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loan Arrangements

         In March of 2002, the Company forgave the balance of $37,674 of a loan originally extended to Dr. Goldstein in 1994. The amount forgiven represented approximately 25% of the total principal.

         Dr. Goldstein and Messrs. Finkelstein, Hindin and Sidney Silver (the "Consultants") each received a loan from the company for restricted common stock purchased in 2000 pursuant to their work for the company and the raising of capital to finance operations. Each Consultant originally purchased 1,875,000 shares of common stock and borrowed $75,000 from the company to pay for such stock, with interest due and payable quarterly. Each Consultant had paid all interest due. The note was due to be repaid after three years. Mr. Hindin and Mr. Silver paid the note in full and Mr. Finkelstein and Dr. Goldstein wished to pay the note with $20,000 in cash each and repay the balance using shares of RegeneRx common stock, priced at a discount to the then current average market price. The 20-day average closing price over the preceding 20 days was $0.41 and it was agreed by the Board that an appropriate discount would be 25% to approximately $0.31. After each paying $20,000, the balance of $55,000 due to the company from Mr. Finkelstein and Dr. Goldstein would require each to return 178,862 shares to the company's treasury in satisfaction of their obligations. Following a discussion of the terms in which Mr. Finkelstein and Dr. Goldstein recused themselves, the Board acknowledged that Mr. Finkelstein and Dr. Goldstein had been working for the company at below market salaries and had done an excellent job of moving the company forward and approved the loan repayment terms.

Employment Agreements

         On January 1, 2002, Dr. Goldstein and J.J. Finkelstein entered into employment contracts with the Company to serve as Chairman and Chief Scientific Advisor and President and Chief Executive Officer, respectively.

Employment Contract of Dr. Goldstein
------------------------------------

         Pursuant to the terms of his employment agreement, Dr. Goldstein is not obligated to devote 100% of his time to the Company and continues to be employed by the George Washington University in Washington, D.C. The initial term of Dr. Goldstein's employment agreement is three years. The agreement will automatically be extended for successive one year terms unless the Company or Dr. Goldstein elects not to extend the agreement. The agreement provides for annual compensation of $110,000.00 and eligibility to receive an annual bonus in the discretion of the Board of Directors of the Company. In consideration for his services, the Company also granted Dr. Goldstein an option to purchase 300,000 shares of the Company's common stock at a purchase price equal to fair market value pursuant to the Amended and Restated Option Plan. Dr. Goldstein's option vested as to 34% of the option shares on the first anniversary of the grant (March 18, 2003) and in twenty-four (24) equal monthly installments thereafter so long as he remains employed by the Company. In the event of Dr. Goldstein's termination without cause or upon the occurrence of certain change in control events, Dr. Goldstein's stock shall immediately vest and be released from the Company's repurchase option.

         Pursuant to the agreement, Dr. Goldstein is entitled to participate in and receive all standard employee benefits under applicable Company welfare benefits plans and programs to the same extent as other senior executives of the Company and to participate in all applicable incentive plans, including stock option, stock, bonus, savings and retirement plans provided by the Company which are offered to senior executive officers in the company. The agreement also provides that Dr. Goldstein will receive such perquisites as the Company may establish from time to time which are commensurate with his position and comparable to those received by other senior executives of the Company (including vacation of at least four (4) weeks per annum and holidays, leaves of absence and leaves for illness and temporary disability in accordance with the policies of the Company and federal, state and local law).

         Dr. Goldstein is prohibited under the agreement participating in or taking any position, investment or interest known by him to be adverse or antagonistic to the Company, its business or prospects, financial or otherwise. In addition, Dr. Goldstein is bound by a proprietary information, nonsolicitation, noncompetition and inventions assignment agreement as part of his employment agreement.

         If Dr. Goldstein's employment is terminated without cause (as defined in the employment agreement) or he terminates his employment for any reason within 12 months after a change of control event, the Company is obligated to pay him a lump sum payment in an amount equal to his then annual base salary (less federal and state tax withholding) as severance pay. Dr. Goldstein is required to sign a release in favor of the Company as a condition to receiving the severance payment.

         Pursuant to the employment agreement, the Company may terminate Dr. Goldstein in the event of his death, or any illness, disability or other incapacity that renders him unable regularly to perform his duties generally for more than either one hundred twenty (120) consecutive days or more than a total of one hundred eighty (180) days in any consecutive twelve (12) month period. Dr. Goldstein may resign his employment for good reason by giving notice to the Company. Good reason generally is defined by the employment agreement as a material change in his duties or responsibilities with the Company, which causes his position to become one of lesser responsibility or importance, or a relocation of his place of employment by more than 60 miles or a material reduction in the benefits and perquisites provided to him or any material failure by the Company to pay his the compensation and benefits under this Agreement. If Dr. Goldstein resigns with good reason, the Company is obligated to pay him the severance described above.

Employment Contract of Mr. Finkelstein
--------------------------------------

         Pursuant to the terms of his employment agreement, Mr. Finkelstein is expected to devote 100% of his time and efforts to the Company. The initial term of Mr. Finkelstein's employment agreement is three years. The agreement will automatically be extended for successive one year terms unless the Company or Mr. Finkelstein elects not to extend the agreement. The agreement provides for annual compensation of $175,000.00 and eligibility to receive an annual bonus in the discretion of the Board of Directors of the Company. In consideration for his services, the Company also granted Mr. Finkelstein an option to purchase 500,000 shares of the Company's common stock at a purchase price equal to fair market value pursuant to the Amended and Restated Option Plan. Mr. Finkelstein's option vested as to 34% of the option shares on the first anniversary of the grant (March 18, 2003) and in twenty-four (24) equal monthly installments thereafter so long as he remains employed by the Company. In the event of Mr. Finkelstein's termination without cause or upon the occurrence of certain change in control events, Mr. Finkelstein's stock shall immediately vest and be released from the Company's repurchase option.

         Pursuant to the agreement, Mr. Finkelstein is entitled to participate in and receive all standard employee benefits under applicable Company welfare benefits plans and programs to the same extent as other senior executives of the Company and to participate in all applicable incentive plans, including stock option, stock, bonus, savings and retirement plans provided by the Company which are offered to senior executive officers in the company. The agreement also provides that Mr. Finkelstein will receive such perquisites as the Company may establish from time to time which are commensurate with his position and comparable to those received by other senior executives of the Company (including vacation of at least four (4) weeks per annum and holidays, leaves of absence and leaves for illness and temporary disability in accordance with the policies of the Company and federal, state and local law). Under the employment agreement, the Company also is obligated to maintain a life insurance policy covering the life of Mr. Finkelstein with coverage in the amount of not less than $1,000,000 and a disability insurance policy with coverage in the maximum amount allowable or appropriate as determined by his base salary, provided that the Company is not obligated to pay more than $600 per month in the aggregate, for life and disability coverage.

         Mr. Finkelstein is prohibited under the agreement participating in or taking any position, investment or interest known by him to be adverse or antagonistic to the Company, its business or prospects, financial or otherwise. In addition, Mr. Finkelstein is bound by a proprietary information, nonsolicitation, noncompetition and inventions assignment agreement as part of his employment agreement.

         If Mr. Finkelstein's employment is terminated without cause (as defined in the employment agreement) or he terminates his employment for any reason within 12 months after a change of control event, the Company is obligated to pay him a lump sum payment in an amount equal to his then annual base salary (less federal and state tax withholding) as severance pay. In addition, the Company will reimburse him for premiums he pays for life and disability insurance for a 12 month period. Such reimbursement, in the aggregate, generally will be capped at the $600 per month. Mr. Finkelstein is required to sign a release in favor of the Company as a condition to receiving any severance payment.

         Pursuant to the employment agreement, the Company may terminate Mr. Finkelstein in the event of his death, or any illness, disability or other incapacity that renders him unable regularly to perform his duties generally for more than either one hundred twenty (120) consecutive days or more than a total of one hundred eighty (180) days in any consecutive twelve (12) month period. Mr. Finkelstein may resign his employment for good reason by giving notice to the Company. Good reason generally is defined by the employment agreement as a material change in his duties or responsibilities with the Company, which causes his position to become one of lesser responsibility or importance, or a relocation of his place of employment by more than 60 miles or a material reduction in the benefits and perquisites provided to him or any material failure by the Company to pay his the compensation and benefits under this Agreement. If Mr. Finkelstein resigns with good reason, the Company is obligated to pay him the severance described above.

EQUITY COMPENSATION PLAN INFORMATION

         The following table gives information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all existing equity compensation plans as of December 31, 2002.


                                                                                             NUMBER OF SECURITIES
                                   NUMBER OF SECURITIES TO BE  WEIGHTED-AVERAGE EXERCISE    REMAINING AVAILABLE FOR
                                     ISSUED UPON EXERCISE OF      PRICE OF OUTSTANDING    FUTURE ISSUANCE UNDER EQUITY
                                      OUTSTANDING OPTIONS,       OPTIONS, WARRANTS AND         COMPENSATION PLANS
                                       WARRANTS AND RIGHTS               RIGHTS               (EXCLUDING SECURITIES
                                                                                            REFLECTED IN COLUMN (a))
      PLAN CATEGORY                            (a)                        (b)                         (c)
------------------------------  -----------------------------  -------------------------  -----------------------------

Equity compensation plans
approved by security holders                1,200,000                     0.33                      1,300,000

Equity compensation plans not
approved by security holders                       --                       --                             --

Total                                       1,200,000                     0.33                      1,300,000



              PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

         Effective April 25, 2000, the Company engaged Reznick Fedder & Silverman, P.C. as its principal accountant to audit the Company's financial statements. During the Company's fiscal years ended December 31, 1998 and 1999 and subsequent interim periods prior to the engagement of Reznick Fedder & Silverman, P.C., the Company did not, nor did anyone on the Company's behalf, consult Reznick Fedder & Silverman, P.C. regarding either (A) the application of accounting principles to a specified completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements as to which a written report or oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (B) any matter that was the subject of a disagreement between the Company and PricewaterhouseCoopers LLP or an event described in paragraph 304(a)(1)(v) of the SEC's Regulation S-K.

         The Board of Directors has appointed Reznick Fedder & Silverman, P.C. as principal accountant for the fiscal year ending December 31, 2003, subject to the ratification of the appointment by stockholders at the Meeting. A representative of Reznick Fedder & Silverman, P.C.

is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         For the fiscal year ended December 31, 2002, Reznick Fedder & Silverman, P.C. provided various audit and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:

         (a)   Audit Fees:  $15,000.
         (b)   Financial Information Systems Design and Implementation Fees: $0.
         (c)   All other fees:  $17,800.

         The Audit Committee of the Company's Board of Directors has considered whether the provision of services covered by items (b) and (c) above is compatible with maintaining the independence of Reznick Fedder & Silverman, P.C.

VOTE REQUIRED FOR APPROVAL

         The affirmative vote of a majority of the votes cast by the holders of shares present in person or by proxy at the Meeting and entitled to vote is required to approve the ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2003.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.


                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS FOR 2003 MEETING

         If you intend to present a stockholder proposal at next year's Meeting, your proposal must be received by the Company at its executive offices, located at 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814, by January 9, 2004 to be eligible for inclusion in the Company's proxy materials for that meeting. Your proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and the Company's certificate of incorporation and bylaws and Delaware law.

                        REGENERX BIOPHARMACEUTICALS, INC.

              PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE 18, 2003

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) hereby appoints the Board of Directors of RegeneRx Biopharmaceuticals, Inc. (the "Company"), and its survivor, with full power of substitution, to act as the agent, attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on Wednesday, June 18, 2003 at 2550 M Street, NW, Washington, DC, at 10:00 a.m., local time, and at any and all adjournments and postponements thereof, as indicated hereon.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN HEREON. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AS DIRECTORS UNDER PROPOSAL I, FOR PROPOSAL II AND, AT THE PROXIES' DISCRETION, UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


1. ELECTION OF DIRECTORS OF ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY BELOW):

          FOR ALL NOMINEES        WITHHOLD            FOR ALL EXCEPT:

                [ ]                 [ ]                     [ ]

ALLAN L. GOLDSTEIN, J.J. FINKELSTEIN, ALBERT ROSENFELD, JOSEPH C. MCNAY AND RICHARD J. HINDIN

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

--------------------------------------------------------------------------------

2. RATIFICATION OF REZNICK FEDDER & SILVERMAN, P.C. AS COMPANY AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

            FOR                    AGAINST                 ABSTAIN:

            [ ]                      [ ]                     [ ]

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, the Company's Proxy Statement and the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002.

                                        PLEASE MARK, SIGN, DATE AND RETURN THE
                                        PROXY CARD PROMPTLY USING THE ENCLOSED
                                        ENVELOPE.



                                         Dated                          ,  2003
                                               -------------------------



                                         -------------------------------
                                         Signature



                                         -------------------------------
                                         Signature if held jointly



Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.